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                                                                    EXHIBIT 99.2

                                  AMENDMENT TO
                                RIGHTS AGREEMENT


         This AMENDMENT TO RIGHTS AGREEMENT (this "AMENDMENT"), dated as of May 17, 1999, is entered into by and between ST. PAUL BANCORP, INC., a Delaware corporation (the "COMPANY"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "RIGHTS AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of October 26, 1992 (the "AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided for herein; and

         WHEREAS, Board of Directors of the Company has authorized the execution and delivery of this Amendment to the Rights Agreement in connection with the merger transaction between the Company and Charter One Financial, Inc., a Delaware corporation ("COFI"); and

         WHEREAS, this Amendment is being executed prior to the execution and delivery of the Stock Option Agreement between the Company and COFI;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Terms used in this Amendment which are defined in the Agreement shall have the meaning assigned to such terms in the Agreement unless otherwise defined herein.

         SECTION 2. AMENDMENT TO AGREEMENT. The definition of "Beneficial Owner" in Section 1 of the Agreement is hereby amended to add the following paragraph at the end thereof:

                  "Notwithstanding anything in this Agreement to the contrary, for purposes of this Agreement, neither Charter One Financial, Inc. nor any of its Affiliates or Associates shall be deemed a "Beneficial Owner" of, or to "beneficially own," any shares of any class of capital stock of the Company as a result of the execution, delivery or performance of the Agreement and Plan of Merger dated as of May 17, 1999 among Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and the Company, as amended from time to time, the Stock Option Agreement dated as of May 17, 1999



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         between Charter One Financial, Inc. and the Company, as amended from time to time, or the consummation of any of the transactions contemplated thereunder."

         SECTION 3.  MISCELLANEOUS.

         3.1 GOVERNING LAW; SEVERABILITY. THIS AMENDMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, APPLICABLE TO CONTRACTS MADE AND TO BE ENTIRELY PERFORMED IN SAID STATE. If any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

         3.2 HEADINGS. The headings preceding the text of Sections and subsections included in this Amendment are for convenience only and shall not be deemed part of this Amendment or be given any effect in interpreting this Amendment.

         3.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

         3.4 REFERENCES TO AGREEMENT. Except as herein amended, the Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to the Agreement accomplished hereby, (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Agreement as amended hereby, (ii) and each reference to the Agreement in any agreement, document or other instrument executed and delivered prior hereto shall be a reference to the Agreement as amended by this Amendment.

                                   * * * * * *





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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

                                    ST. PAUL BANCORP, INC.


                                    By: /s/ Joseph C. Scully
                                        ---------------------------------------
                                    Name: Joseph C. Scully
                                    Title:   Chairman, Chief Executive Officer


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By: /s/ Tyler Haynes
                                        ---------------------------------------
                                    Name: Tyler Haynes
                                    Title:   Director, Client Services










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